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                                                                      EXHIBIT 21

                   SUBSIDIARIES OF AMERICAN TOWER CORPORATION
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Information is as of March 21, 2000.
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                                                                      Jurisdiction of Incorporation
          Subsidiary                                                        or Organization
          ----------                                                  -----------------------------
American Tower (Canada) Corporation                                            Delaware
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American Tower Delaware Corporation                                            Delaware
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American Tower LLC                                                             Delaware
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American Tower Management, Inc.                                                Delaware
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American Tower, L.P. (1)                                                       Delaware
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American Towers, Inc.                                                          Delaware
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ATC Broadcast GP, Inc.                                                         Delaware
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ATC Financing LLC                                                              Delaware
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ATC GP Inc.                                                                    Delaware
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ATC Holding, Inc.                                                              Delaware
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ATC LP Inc.                                                                    Delaware
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ATC Operating Inc.                                                             Delaware
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ATC Realty Inc.                                                                Delaware
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ATC Teleports, Inc.                                                            Delaware
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ATS Needham, LLC (2)                                                           Delaware
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ATS/PCS, LLC                                                                   Delaware
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Comm Site International, Inc.                                                  Delaware
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Commsite Towers, Inc.                                                          Delaware
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Haysville Towers, L.L.C. (3)                                                    Kansas
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Kline Acquisition Corp.                                                        Delaware
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Maritime Telecommunications Network, Inc. (4)                                  Colorado
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Microwave Tower Service, Inc.                                                   Oregon
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National Wireless Infrastructure L.P. (5)                                      Delaware
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Novak & Lackey Construction Co., Inc.                                          Oklahoma
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OmniAmerica Development Corp.                                                   Nevada
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OmniAmerica Holdings Corporation                                               Delaware
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OmniAmerica Towers, Inc.                                                       Delaware
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OmniTower, Ltd. (6)                                                             Florida
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Prestige Staffing, Inc. d/b/a Galaxy Engineering                               Delaware
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Prime Telecom Communications Co. (7)                                          California
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RFM Facilities Management LP (8)                                               Delaware
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South Atlantic Tower Corp.                                                     Delaware
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Specialty Combined Resources, Inc.                                               Texas
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Specialty Constructors Coatings, Inc.                                           Nevada
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Specialty Constructors, Inc.                                                  New Mexico
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Specialty Fortress, Inc.                                                        Nevada
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Specialty Management, Inc.                                                      Nevada
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Specialty Training Centers, Inc.                                                Nevada
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TeleCom Towers, L.L.C.                                                         Delaware
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Towers of America LLLP (9)                                                     Delaware
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Towersites Monitoring, Inc.                                                    Delaware
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Unisite Alpha, Inc.                                                            Delaware
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Unisite, Inc.                                                                  Delaware
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UniSite/OmniPoint FL Tower Venture LLC (10)                                    Delaware
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UniSite/OmniPoint NE Tower Venture, LLC (11)                                   Delaware
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Unisite/OmniPoint PA Tower Venture LLC (12)                                    Delaware
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Unistar Technologies, Inc.                                                       Texas
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US Sitelease, Inc.                                                              Kansas
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Western Site Management, LLP (13)                                              Colorado
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(1)  99% owned by ATC LP, Inc. and 1% owned by ATC GP, Inc.
(2)  45.23% owned by American Tower, L.P. and 34.77% owned by American Towers,
     Inc.
(3)  67% owned by TeleCom Towers, L.L.C.
(4)  99.7% owned by ATC Teleorts, Inc.
(5)  49.9% owned by Unisite Alpha, Inc. and 50.1% owned by Unisite, Inc.
(6)  99% owned by OmniAmerica Towers, Inc. and 1% owned by South Atlantic Tower
     Corp.
(7)  50% owned by TeleCom Towers, L.L.C. and 50% owned by American Towers, Inc.
(8)  99.9% owned by TeleCom Towers, L.L.C. and 0.1% owned by American Towers,
     Inc.
(9)  51% owned by ATC GP, Inc.
(10) 95% owned by Unisite, Inc.
(11) 95% owned by Unisite, Inc.
(12) 95% owned by Unisite, Inc.
(13) 67% owned by TeleCom Towers, L.L.C. and 33% owned by American Towers, Inc.